Exhibit 99.1

1 November 2013 MVB Financial Corp. Investment Opportunity Overview

2 Forward Looking Statement Certain matters discussed in this presentation, which are based on other than historical data, are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations or forecasts of future events and include, among others: statements with respect to the beliefs, plans, objectives, goals, guidelines, expectations, anticipations, and future financial condition, results of operations and performance of MVB Financial Corp. (“MVB”, “MVB Financial” or “the Company”) and its subsidiaries (collectively “we,” “our,” or “us), including MVB Bank, Inc. (“MVB Bank”), Potomac Mortgage Group, Inc., which does business as MVB Mortgage (“MVB Mortgage”), and MVB Insurance, LLC (“MVB Insurance”) ; and statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “target,” or similar expressions. These forward-looking statements are not guarantees of future performance, nor should they be relied upon as representing the views of the management of the Company, MVB Bank, MVB Mortgage, or MVB Insurance, as of any subsequent date. Forward-looking statements involve significant risks and uncertainties and actual results may differ materially from those presented, either expressed or implied. Factors that might cause such differences include, but are not limited to: the ability of the Company, MVB Bank, MVB Mortgage, and MVB Insurance to successfully execute business plans, manage risks, and achieve objectives; changes in local, national and international political and economic conditions, including without limitation the political and economic effects of the recent economic crisis, delay of recovery from that crisis, economic conditions and fiscal imbalances in the United States and other countries, potential or actual downgrades in rating of sovereign debt issued by the United States and other countries, and other major developments, including wars, military actions, and terrorist attacks; changes in financial market conditions, either internationally, nationally or locally in areas in which the Company, MVB Bank, MVB Mortgage, and MVB Insurance conduct operations, including without limitation, reduced rates of business formation and growth, commercial and residential real estate development and real estate prices; fluctuations in markets for equity, fixed-income, commercial paper and other securities, including availability, market liquidity levels, and pricing; changes in interest rates, the quality and composition of the loan and securities portfolios, demand for loan products, deposit flows and competition; the ability of the Company, MVB Bank, MVB Mortgage, and MVB Insurance to successfully conduct acquisitions and integrate acquired businesses, including certain assets and liabilities of CFG Community Bank; potential difficulties in expanding the businesses of the Company, MVB Bank, MVB Mortgage, and MVB Insurance in existing and new markets; increases in the levels of losses, customer bankruptcies, bank failures, claims, and assessments; changes in fiscal, monetary, regulatory, trade and tax policies and laws, and regulatory assessments and fees, including policies of the U.S. Department of Treasury, the Board of Governors of the Federal Reserve Board System, and the FDIC; the impact of executive compensation rules under the Dodd-Frank Act and banking regulations which may impact the ability of the Company, MVB Bank, MVB Mortgage, MVB Insurance, and other American financial institutions to retain and recruit executives and other personnel necessary for their businesses and competitiveness; the impact of the Dodd-Frank Act and of new international standards known as Basel III, and rules and regulations thereunder, many of which have not yet been promulgated, on our required regulatory capital and liquidity levels, governmental assessments on us, the scope of business activities in which we may engage, the manner in which the Company, MVB Bank, MVB Mortgage, and MVB Insurance engage in such activities, the fees MVB Bank, MVB Mortgage, and MVB Insurance may charge for certain products and services, and other matters affected by the Dodd-Frank Act and these international standards; continuing consolidation in the financial services industry; new legal claims against the Company, MVB Bank, MVB Mortgage, and MVB Insurance, including litigation, arbitration and proceedings brought by governmental or self-regulatory agencies, or changes in existing legal matters; success in gaining regulatory approvals, when required; changes in consumer spending and savings habits; increased competitive challenges and expanding product and pricing pressures among financial institutions; inflation and deflation; technological changes and the implementation of new technologies by the Company, MVB Bank, MVB Mortgage, and MVB Insurance; the ability of the Company, MVB Bank, MVB Mortgage, and MVB Insurance to develop and maintain secure and reliable information technology systems; legislation or regulatory changes which adversely affect the operations or business of the Company, MVB Bank, MVB Mortgage, or MVB Insurance; the ability of the Company, MVB Bank, MVB Mortgage, and MVB Insurance to comply with applicable laws and regulations; changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or regulatory agencies; and, costs of deposit insurance and changes with respect to FDIC insurance coverage levels. Except to the extent required by law, the Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

3 MVB: Background • MVB Financial Corp. (MVB) is an OTC market traded stock (MVBF symbol) – Market capitalization of ~$112 million (based on offering price) – Total Assets: $853 million (as of end of Q3 2013) • MVB Financial Corp. has three key subsidiaries: – MVB Bank, Inc. – MVB Insurance, LLC – MVB Mortgage (Potomac Mortgage Group, Inc.’s trade name) • MVB’s 310+ employees service client needs from 9 branches, 1 LPO, 3 mortgage offices, 2 insurance offices and a central operations center • MVB provides a full array of financial products and services – including traditional banking products, real estate and mortgage services, and wealth management and insurance services • Conducting $35 million to $50 million capital raise to support: – Acquisition of CFG Community Bank to expand Washington/Baltimore market presence & move into $1.3B asset range – Organic growth in the Northern Virginia region of the Washington/Baltimore market, leveraging MVB Mortgage presence – Other opportunistic acquisitions = Current MVB Bank Locations (with affiliates) = Headquarters/ Main Branch = MVB Operations Center = MVB Insurance Locations = MVB Mortgage Locations = Current CFG Locations (pending acquisition closing)

4 Summary of Offering & Related Acquisition Targets from $35 million to $50 million in new capital through common stock offering, priced at $32/share Focuses on maintaining appropriate ratios: 8% Leverage Ratio & 11% Risk-Based Capital Ratio Provides appropriate resources for strategic acquisitions & growth, including $30 million acquisition of CFG Community Bank Delivers profitable bank operations from CFG with strong credit quality to provide immediate accretion and produces a $1.3 billion asset base for MVB Bank to propel future growth Provides for expansion of MVB activities in Washington/Baltimore metro area & entry into two sub-markets with strong demographics Offers strong relationship with HUD senior care facility lending program and opportunity to expand non-interest revenue streams

5 CFG Community Bank: Background • Started operations in 2009 with acquisition of Americas Bank Corp. as affiliate Capital Fund Group (which has closed $3B in HUD loans) became concerned about loss of access to capital • Approximately $447 million in assets, up from $249 million in 2009 • Specializes in health care lending, with an emphasis on senior care facilities and is one of the nation’s largest HUD lenders • Based in Lutherville, MD (Towson/Baltimore, MD) at the offices of Capital Fund Group and has three branches: o Annapolis o Baltimore (Fells Point / Inner Harbor area of Baltimore) o Lutherville (Towson) • One of the nation’s most profitable banks with excellent credit quality, but operates under a consent order, which relates primarily to the fact that Americas Bank was bought by a non-legacy bank team • With Basel III implementation and the CFG servicing portfolio model, capital requirement issues emerged • With consent order and capital requirement issues, Capital Fund Group has decided to exit core bank operations

6 CFG Acquisition Overview A Maryland state chartered, full service commercial bank Operates a three branch network in Lutherville, Fells Point and Annapolis Specializes in commercial lending Cash management deposit services through remote deposit capture Assets: $361 million Anticipated Net Income: $3.1 million (including cost savings) Business Lines Community Banking Bridge Loan HUD A/R Financing Business Specialty nationwide lender for senior care Bridge loans for 1-to-3 years until HUD approval Collateral is the senior care facility Interest only variable rate Typical LTV of 72% Pipeline is currently around $1 billion, since HUD shut down in July Assets: $53 million Anticipated Net Income: $0.7 million 7-year business cooperation agreement Specialty lender for guaranteed account receivables / nationwide Guaranteed by Medicare, Medicaid and some private insurers Typical LTV of 65% Assets: $64 million Anticipated Net Income: $0.8 million 7-year business cooperation agreement Background On October 23, 2013, MVBF announced the acquisition of CFG Community Bank, a bank and specialty lender for senior care facilities for $30 million - $26 million cash & $4 million stock Structured as P&A – not acquiring MSRs CFG to retain HUD and factoring platforms Total Anticipated 2014 Net Income Enhancement = $4.6 million

Comparable DC/Baltimore Transactions

Acquirer/Seller	Deal Value (In mill.)	Times Earnings	Price/ Tang. Book	Price/ Assets	Price/ Deposits	Tang. Equity/ Assets	Seller's** Return on Avg. Equity	NPAs/ Assets
2013								
F.N.B/BCSB	$77.6	45.5X	**139%**	12.1%	13.8%	8.67%	**3.13%**	**2.88%**
Cardinal/United Financial	53.2	51.0	182	15.9	17.8	8.77	3.91	.51
Median		48.3X	161%	14.0%	15.8%	8.72%	3.52%	1.70%
2012								
United/Virginia Commerce	$494.7	16.4X	202%	17.5%	22.0%	8.69%	10.11%	3.32%
Tompkins/VIST	109.1	23.8	114	7.3	9.0	6.63	3.39	2.79
F.N.B./Annapolis	50.5	16.4	**145**	11.5	14.7	7.98	**8.40**	**1.91**
Old Line/WSB	49.0	42.8	89	13.1	19.8	14.76	2.12	10.04
WashingtonFirst/Alliance	24.2	-	86	4.8	6.4	5.55	(17.13)	3.55
Jefferson (Bay)/Carrollton	15.0	-	**65**	4.0	4.6	8.93	**1.63**	**4.72**
TF Financial/Roebling	14.6	-	86	9.0	11.3	10.44	.75	2.09
First Priority/Affinity (MOE)	12.7	-	105	-	8.4	6.86	(.34)	1.54
First Virginia/1st Commonwealth	3.7	-	98	6.5	7.2	6.61	NA	.00
Kopernick/Hull	1.9	-	91	7.6	8.3	8.37	(19.66)	8.71
Median		20.1X	94%	7.6%	8.7%	8.18%	1.63%	3.05%
2011								
Susquehanna/Abington	$273.8	35.6X	129%	22.0%	30.4%	16.99%	3.60%	3.18%
Beneficial/SE Financial	31.8	-	128	10.6	11.9	8.26	1.11	3.67
Sandy Spring/CommerceFirst	25.4	16.4	107	12.4	14.1	11.60	6.73	5.33
Ocean Shore/CBHC	11.9	9.7	130	8.8	9.5	7.69	12.28	.61
Median		16.4X	129%	11.5%	13.0%	9.93%	5.16%	3.42%
MVB/CFG	$30.0	9.7X	148%***	6.9%	8.2%	4.67%	NM	.60%

MVB's proposed purchase of CFG Community Bank's assets and liabilities provides an accretive acquisition opportunity and compares favorably to other area transactions

NOTES:

*January 1, 2011 through September 12, 2013.

**At quarter-end prior to announcement.

***$30 million / $21,476,000 less CDI of 1,233,000.

7

MVB FINANCIAL

8 Why CFG Acquisition Makes Sense Diversifies MVB loan portfolio with C&I expansion, strategic focus on health care/ senior care lending, and new national client base Supports increased cross selling in new attractive markets through ability to sell MVB’s mortgage and insurance products in Baltimore and Annapolis Continues legacy CFG Community Bank relationship with Capital Funding Group to help generate new loans with little associated overhead or sales costs Moves MVB to $1.3B+ asset base with increased operating efficiency and increased liquidity Fills gap for a strong community bank in Baltimore/Annapolis that has occurred with multiple recent acquisitions and First Mariner negative equity issues Sets low acquisition price at 6.3x potential earnings Projects normalized P/E at 14x-15x after transaction based upon anticipated earnings Note : Assumes closing of CFG transaction on or before 12/31/13.

9 Why MVB is “Your Most Valuable Bank” Experienced, Invested Management Team and Board of Directors Averaging 25+ years of growth-oriented banking & executive management experience Re-investing in company with combined executive/board ownership of 31% of MVB Client & Community-Centric Culture Focusing on providing traditional community banking services in attractive markets Leveraging technology & processes to propel dynamic growth and stay true to roots Focused Growth Strategy Seeking $35 million to $50 million capital placement Supporting targeted acquisitions and driving organic growth in attractive markets Exceptional Performance Averaging 12.7% increase in stock value, per year, over last 12 years Increasing net income over 400% in last 4 years

Presence in Marketplace – Today & Beyond

★ = **Headquarters & Main Branch**
Fairmont, WV

● = **Current MVB Bank Locations**
(incl. Mortgage & Insurance at strategic locations)

<u>**Central**</u>
- Bridgeport, WV
- Clarksburg, WV
- Morgantown/Cheat Lake, WV
- Morgantown/Sabraton, WV
- White Hall, WV

<u>**East**</u>
- Charles Town, WV
- Martinsburg/Foxcroft, WV
- Martinsburg/Edwin Miller, WV

<u>**South**</u>
- Charleston, WV (LPO only)

⬟ = **MVB Operations Center**
Bridgeport, WV

◆ = **MVB Insurance**
- Wheeling, WV
- Morgantown, WV

▲ = **MVB Mortgage**
- Fairfax, VA
- McLean, VA
- Morgantown, WV

● = **Current CFG Locations**
- Annapolis, MD
- Baltimore (Fells Point), MD
- Lutherville (Towson), MD



Elyria
Parma
Corners
Clarion
Williamsport
Norwalk
Barberton
Akron
Niles
Youngstown
80
Clearfield
Bloomsburg
Bucyrus
Mansfield
Canton
State College
Marion
McCandless
Indiana
Altoona
Lewistown
New Philadelphia
Weirton
Pittsburgh
Mt Vernon
Coshocton
Mt Lebanon
Johnstown
Harrisburg
Wheeling
Cambridge
Columbus
219
Chambersburg
York
Lancaster
New Martinsville
Morgantown
Hagerstown
Chillicothe
Athens
Fairmont
Keyser
Frederick
Parkersburg
Winchester
Columbia
Dundalk
Jackson
Washington
Annapolis
Buckhannon
Elkins
Ripley
Bowie
Portsmouth
Arlington
Alexandria
79
Dale City
Huntington
Charleston
Harrisonburg
Culpeper
Cambridge
Marlinton
Fredericksburg
Staunton
Charlottesville
Guyan Terrace
Beckley
60
64
Tuckahoe
Richmond
Pikeville
Lynchburg

○ = **Current Key Growth & Expansion Regions**

⏢ = **Future Key Growth & Expansion Regions**

MVB FINANCIAL

10

11 Path from Start of Great Recession in 2009 Ranked as #5 in assets among WV-based banks Strongest WV-based deposit growth (Q2 ‘12 – Q2 ‘13) Increased overall market share in all markets Results Net income increased over 300% Assets grew over 200% Loans grew over 150% Deposits increased over 250% Growth Increased MVB share value 76% ($18.18 to $32*) Paid dividends in each year Increased dividends in 2012 Returns Low non-performing loans with reserve/NPLs at 577% Low charge-offs at .29% No TARP money ever taken Protection MVB Bank continues to be awarded a 5-Star Superior rating from Bauer Financial, Inc. – for safety, soundness & financial strength – propelled by its work during the Great Recession & beyond * Denotes 2013/2014 stock offering price.

12 = Regulatory Well-Capitalized Minimum Levels MVB Financial: Demonstrating Strength Demonstrating Strength with Capital Ratios $29 $29 $34 $48 $54 $112 $- $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 $110 $120 2008 2009 2010 2011 2012 Start of 2013/2014 Offering(1) Millions End of Year / Quarter Steadily Increasing Market Capitalization 10.00% 6.00% 5.00% 13.34% 12.52% 8.68% 0% 2% 4% 6% 8% 10% 12% 14% 16% Total Risk-Based Capital Tier 1 Risk-Based Capital Tier 1 Leverage Ratio = MVB Bank Information as of September 30, 2013 (1) Based on offering price of $32.00 and current number of shares.

13 MVB Financial: Quality Balance Sheet $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2006 2007 2008 2009 2010 2011 2012 3QE 2013 $0 $100 $200 $300 $400 $500 $600 2006 2007 2008 2009 2010 2011 2012 3QE 2013 2013 Q3 Assets: $853,138,000 2013 Q3 Loans: $522,146,000 $0 $100 $200 $300 $400 $500 $600 $700 2006 2007 2008 2009 2010 2011 2012 3Q 2013 2013 Q3 Deposits: $620,010,000 * in millions * in millions * in millions CAGR: 25% CAGR: 21% CAGR: 25% Information as of September 30, 2013

14 MVB Bank: Strong Credit & Loan Quality $ In Thousands Year End 2010 Year End 2011 Year End 2012 Q3 2013 Net Position at Q3 2013 v. YE 2012 Loans Past Due 30-89 Days $ 2,619 $ 5,125 $ 3,289 $ 3,192 Improved Nonperforming Loans (NPLs) $ 2,791 $ 2,758 $ 3,125 $ 813 Improved Real Estate Owned $ 403 $ 176 $ 207 $ 647 Increased* Total Nonperforming Assets $ 3,194 $ 2,934 $ 3,332 $ 1,460 Improved Net Charge Offs (Recovery) $ 863 $ 1,156 $ 1,769 $ 1,381 Improved Loan Loss Reserve Period End $ 2,478 $ 3,045 $ 4,076 $ 4,687 Improved Provision Expense In Period $ 1,100 $ 1,723 $ 2,800 $ 1,993 Improved Reserve/NPLs 89% 110% 130% 577% Improved NPA/Total Assets 0.77% 0.55% 0.46% 0.16% Improved * Moderate increase in Real Estate Owned due to foreclosure on select Nonperforming Loans. Information as of September 30, 2013

15 MVB Financial: Performance v. Market MVB $40,941 12.7% KBW Bank Index $6,912 -3.1% S&P 500 $14,428 3.2% $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Sep 2013 Value of $10,000 Invested in December 2001 MVB Stock Performance vs. S&P 500 & KBW Bank Index Information as of September 30, 2013

16 MVB: Recent Capital Raises Recent Private Placements • Recent private placements in 2010 and 2012/2013 • 2010 private placement goal of $4 million – sold out quickly; final capital raise total was $8 million • 2012/2013 private placement goal of $20 million with an over allotment of $25 million; final capital raise closed strong at $27 million Strong Demand for Stock Continues • Dividend Reinvestment Program (DRIP) showed 46% participation during most recent June 2013 cycle compared to standard USA market average of 10%

17 Larry Mazza, Chief Executive Officer • Brings 28 years of banking sector management – including service in a Big 8 accounting firm and executive management roles – and possesses CPA credentials • Named CEO of MVB Financial Corp. in 2009 (after shepherding growth for MVB Bank – Central and East – beginning in 2005) • Named President of Empire National Bank at age 29 and served as Regional President of One Valley Bank (acquired by BB&T) • Served as Retail Banking Manager for BB&T’s WV North Region (which included 33 financial centers and 300 employees, held $2 billion in assets, and was ranked #1 in regional performance) • Delivers public company corporate governance experience from service on board of directors of PDC Energy, Inc. (NASDAQ:PDCE) • Delivers 34 years experience in banking with specialty in commercial lending • Named President of MVB Financial Corp. in 2010 • Works as Senior Commercial Lending Officer overseeing the commercial lending division of MVB Bank • Served as marketing and leasing representative with General Electric Credit Corporation Roger Turner, President MVB Executives: Experienced Leadership Don Robinson, Chief Operating Officer • Brings 17 years of banking and financial institution experience – including service in a Big 8 accounting firm, management roles for public companies, and as an M&A advisor – and possesses CPA credentials • Named Chief Operating Officer of MVB Financial Corp. in 2012 • Named as Regional President for MVB North in 2011 • Served as Market President and Commercial Regional head with Huntington Bancshares, Inc. • Served as EVP and Chief Accounting Officer of Linn Energy, Inc. (NASDAQ:LINE), a publicly traded oil and gas company • Advised multiple companies on over 20 M&A transactions Ed Dean, CEO – MVB Mortgage • Brings 23 years of mortgage & banking experience • Leads subsidiary, MVB Mortgage, a DBA of Potomac Mortgage Group, Inc. (PMG), which he co-founded and led from 2009 to acquisition in 2012 • Helped lead George Mason Mortgage, which was acquired by United Bank and, subsequently, Cardinal Bank • Started career with Empire National Bank working for Empire’s CEO, Larry Mazza (now MVB’s CEO) over 20 years ago

18 Randy Cober, CEO, MVB Insurance • Brings 39 years of banking experience • Serves as CEO of MVB Insurance, LLC • Leads the growth of MVB commercial, personal lines and title insurance teams • Served as Senior Vice President with Wells Fargo • Served as Senior Vice President and other roles with McDonough-Caperton Insurance and Acordia MVB Executives: Strong Domain Expertise David Jones, Chief Credit Officer • Brings 26 years of banking experience including commercial lending experience and an emphasis on credit analysis & quality performance of loans • Serves as Chief Credit Officer of MVB Bank, Inc. and coordinates its enterprise risk management program • Has background in accounting and bank auditing from Big 8 firm • Worked at other banking institutions including Huntington National Bank and BB&T John Schirripa, Regional President Patrick Esposito, Chief Risk Officer & General Counsel • Brings 13 years of executive & legal experience • Serves as Vice President, Corporate Development, Project Management, Vendor Management, Chief Risk Officer & General Counsel of MVB Financial Corp. & MVB Bank Inc. • Served as Chief Executive Officer of Augusta Systems, Inc., an Inc. 500 company, and led company to acquisition by Intergraph Corp. • Served as co-founder and board member responsible for M&A for Resilient Technologies, LLC, which was acquired by Polaris Industries (NYSE: PII) • Served as deputy general counsel in the Office of the West Virginia Governor • Brings 29 years of banking experience • Serves as Executive Vice President for President and CEO of MVB Bank Inc. - Central • Leads the MVB Central Commercial Lending Team • Served as Vice President and Relationship Manager with Chase • Served as Senior Vice President/Community President of Huntington National Bank

19 Executive Management Team Members MVB Position(s) Years Ownership Shares and (%) (includes all stock options granted) Banking/Finance/ Management MVB Team Larry Mazza, 53 * Chief Executive Officer, MVB Financial President & Chief Executive Officer, MVB Bank 28 8 186,637 Roger Turner, 62 * President, MVB Financial Executive VP, Sr. Commercial Loan Officer, MVB Bank 34 8 71,672 Don Robinson, 38 Executive Vice President & Chief Operating Officer, MVB Financial & MVB Bank 16 2 31,429 Ed Dean, 45 * President & Chief Executive Officer, MVB Mortgage 23 1 91,826 John Schirripa, 51 Executive VP, Regional President, MVB Bank 28 3 39,556 Randy Cober, 61 Chief Executive Officer, MVB Insurance 39 <1 40,000 Patrick Esposito, 39 VP, Corporate Development, Chief Risk Officer & General Counsel, MVB Financial and MVB Bank 13 <1 13,000 David Jones, 50 Senior VP, Chief Credit Officer, MVB Bank 26 8 36,675 Total Executive Management: 207 years experience 510,795 (15%) Board Equity: 1,104,220 (28%) * Board of Directors Member Total Executive Management & Board Equity**: (**Some Executive Management Members are also Board Members; Total does not duplicate share counts) 1,225,324 (31%) Executives & Board: Invested in Success

20 MVB Strategy: Growth & Diversification Interest-based Growth: Organic Increasing productivity with existing team Expanding geographic footprint through new bank locations to increase loans & deposits Interest-based Growth: M&A Acquiring full banks and insurance companies in existing and new markets Acquiring select branches in existing and new markets Non-interest Income Growth: Organic and/or M&A Adding insurance offerings and producers through M&A, lift-outs and strategic hires Increasing wealth management offerings through M&A and lift-outs Adding strong new producers to Mortgage team through lift-outs and strategic hires Adding strong commercial loan producers to Bank team through lift-outs and strategic hires

MVB Growth: Targeting Attractive Markets

Central Region:
Morgantown, Fairmont, Bridgeport & Clarksburg, WV

- Features West Virginia University, major health care centers, and growing private sector (Mylan, etc.)
- Serves as hub for Marcellus natural gas play
- Offers US government facilities (DOE, FBI, DOD, etc.)

East Region:
Washington/Baltimore Metropolitan Area

- Features high-growth economic region with leading US household income & lowest MSA unemployment
- Offers large 9.3+ million person market opportunity
- Leverages MVB Bank locations in WV's Eastern Panhandle & MVB Mortgage in Northern Virginia

South Region:
Charleston, WV

- Features WV State Capital, large health care center, and strong natural resource sector
- Features largest deposit base in WV ($4.2B)
- Limited community bank presence in market

Other Markets:
SW Pennsylvania, Central Virginia, NE Ohio, Northern WV & Others

- Focuses on attractive, high-growth markets in expanded Mid-Atlantic region
- Key potential targets: Southwestern Pennsylvania, Central Virginia, Northeastern Ohio, Northern West Virginia and other markets







21

MVB FINANCIAL

22 Organic Success: MVB Insurance Initiated operations in 2007 with focus on title insurance Closed 2012 with 3 employees & ~$200,000 in annual title revenue Grew to 23 new employees & added seasoned leadership in 2013 Support diverse offerings – commercial, personal lines & title Expanded to over 45 carrier relationships Developed relationships to support $2.5M in annual commission revenue

23 MVB M&A Growth: Selective & Strategic Drives Shareholder Value Asset Quality Deposits Geographic Growth in Attractive Markets Addition Growth Potential Cultural Fit Talent & New Expertise • Conducting Disciplined Deal-making: M&A deals will be rooted in a reasonable transaction price – based upon asset quality and deposits – and must demonstrate a true value for MVB shareholders • Focusing on the Right Targets: Strategic opportunities in West Virginia and other key states – with a focus on Maryland, Virginia and Pennsylvania – targeting attractive markets with growth opportunities to increase MVB value • Growing and Cultivating a Strong Team: M&A must ensure perpetuation of MVB culture, while also infusing complementary talent to the existing MVB team and, if possible, deliver new expertise to enhance growth opportunities M&A Assessment Model

24 Acquisition Success: MVB Mortgage $1 billion+ mortgage production business (and subsidiary of MVB Bank) Business created through acquisition of Potomac Mortgage Group & subsequent integration of legacy MVB Bank mortgage team into rebranded entity Technology-driven 24x7 mortgage loan origination model Producer-centric operations with outsourcing of service needs Co-owner of growth-oriented mortgage support service business Platform for MVB growth in Washington, DC / Baltimore metro area

25 Summary: Why Invest in MVB? Experienced Management Team & Board of Directors Delivers one of the most experienced leadership teams in our markets Features team with significant holdings & interests that are aligned with shareholders Client & Community-Centric Culture Focusing on providing traditional community banking services in attractive markets Leveraging technology & processes to propel dynamic growth and stay true to roots Focused Growth Strategy Propelling organic growth in existing, strong markets with team, approach & practices Executing targeted acquisitions – like CFG – to drive growth in attractive markets Exceptional Performance Features strong record of growth and accretive acquisitions Focuses on stewardship approach to capital management

26 We are a Great Story Today With excellent performance during the Great Recession, the advent of Basel III, a slowly improving economy and the enforcement of Dodd-Frank, many financial holding companies, bank holding companies, and banks will fall victim to regulatory issues, which will be provide significant opportunities for MVB. We are strong, profitable, growth-oriented & well capitalized with an outstanding team. With The Best Yet To Come! Final Thoughts & Contact Information For more information, please contact: Larry Mazza Don Robinson Patrick Esposito Chief Executive Officer Chief Operating Officer VP, Corp. Dev. & General Counsel lmazza@mvbbanking.com drobinson@mvbbanking.com pesposito@mvbbanking.com 304.657.0396 304.685.4933 304.282.8876

27 This Presentation has been prepared solely for information purposes and to assist prospective investors who receive this Presentation (the “Recipients”) in deciding whether to proceed with a further investigation of MVB Financial Corp. Under no circumstances shall this Presentation be deemed or construed to be an offer to sell or the solicitation of an offer to buy any securities, and it is not intended to be the basis of any invest investment decision or any decision to invest in MVB Financial Corp. The contents of this Presentation are confidential and proprietary to MVB Financial Corp. MVB Financial Corp does not make any representation or warranty, expressed or implied, as to the accuracy or completeness of this Presentation and shall not have liability for any omission from this Presentation or any other written or oral communications transmitted to any Recipient heretofore or in the course of his or her evaluation of MVB Financial Corp. No liability is or will be accepted, by MVB Financial Corp. or its officers, direct directors, employees, or agents as to, or in relation to, the accuracy or completeness of this Presentation or any other written or oral information transmitted to any Recipient regarding MVB Financial Corp., and any liability therefore is hereby expressly disclaimed. Delivery of this Presentation shall not, under any circumstance, create any implication that the information contained herein is correct or complete. This presentation contains certain statements, estimates and projections made by MVB Financial Corp. with respect to the anticipated future performance of MVB Financial Corp. Such statements, estimates and projections reflect various assumptions concerning anticipated results, which assumptions may or may not prove to be correct. No representations or warranties are made as to the accuracy or such statements, estimates or projections. The only information that will have any legal effect will be that specifically represented or warranted in a Confidential Offering Memorandum tailored to the proposed transaction and any Subscription Agreement relating to that transaction that may be entered into among potential invest investors in such transaction; in no event will either such Confidential Offering Memorandum or Subscription Agreement contain any representation or warranty as to projections. This Presentation is for distribution only to persons reasonably believed to have sufficient expertise to understand the risks involved. For additional information, please contact: Larry Mazza, CEO, MVB Financial Corp. 301 Virginia Avenue, Fairmont, WV 26554 Disclaimer